UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  September 22, 2003
                                           --------------------


                            Advanced Biotherapy, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-26323                51-0402415
     ------------------             ------------         ---------------------
 (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)            File Number)           Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
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Woodland Hills, California                                       (Zip Code)
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(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
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


Item 5.  OTHER EVENTS.

         The registrant published a press release on September 19, 2003 which reported the results of its sponsored investigational clinical studies in treating children suffering from Type 1 Diabetes (an autoimmune disease) and Juvenile Rheumatoid Arthritis-Associated Ureitis (an autoimmune disease) at the 8th International Workshop on Autoantibodies and Autoimmunity in Berlin, Germany last week.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Designation       Description of Exhibit


99.1              Press Release, dated September 19, 2003


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED BIOTHERAPY, INC.
                                    (Registrant)


Date:  September 19, 2003           By: /s/Edmond Buccellato
                                        -------------------------------------
                                        Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

      Exhibit        Description
      -------        -----------


      99.1           Text of Press Release, dated September 19, 2003